Exhibit 10.17

PATENT ASSIGNMENT AGREEMENT

This PATENT ASSIGNMENT AGREEMENT (this “Agreement”), is made and entered into as of the 15th day of December, 2009 (the “Effective Date”), by and between Edy E. Soffer, an individual residing at #### ###### ######, ###########, ########## ##### (“Dr. Soffer”) and Jeffrey Conklin, an individual residing at ### ############## ###########, ## ##### (“Dr. Conklin”) and EndoStim, Inc., a Delaware corporation (“EndoStim”).

RECITALS

1. Drs. Soffer and Conklin have invented and own all right, title and interest in certain inventions and patent rights embodied in the GERD Stimulation Patent Family (as defined below).

2. EndoStim desires to acquire all right, title and interest in the GERD Stimulation Patent Family.

In consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.	Definitions.

As used in this Agreement, the following terms shall be deemed to have the following meanings:

1.1 “GERD Stimulation Patent Family” shall mean: (a) U.S. Patent Application No. 121300,614, entitled “Use of electrical stimulation of the lower esophageal sphincter to modulate lower esophageal sphincter pressure,” which was filed on November 12, 2008; (b) Patent Cooperation Treaty Application No. PCT/US07/68907; (c) any and all continuations, divisions, and continuations-in-part of such patent applications, whether related to such patent applications directly or through one or more intervening applications; (d) any and all foreign applications for patent or utility model claiming priority in whole or in part from any of such patent applications; and (e) any and all patents and utility models issuing on or registered from any of the applications identified above, together with any and all reexaminations, reissues, additions, extensions or renewals thereof

1.2 “Inventors” shall mean Drs. Soffer and Conklin, collectively and individually.

2.	Assignment of GERD Stimulation Patent Family.

2.1 Assignment. The Inventors do hereby sell, assign, transfer, and set over unto EndoStim all of their right, title, and interest in, to and under the GERD Stimulation Patent Family and all inventions described and/or claimed therein, pursuant to both this Agreement and an assignment in the form attached as Exhibit A to this Agreement.

2.2 Assurance of Title. The Inventors agree to execute or procure any further necessary assurance of their title to the GERD Stimulation Patent Family; and at any time, upon the request and at the expense of EndoStim, will execute and deliver any and all papers that may be necessary or desirable to perfect EndoStim’s rights to the GERD Stimulation Patent Family in EndoStim, its successors, assigns or other legal representatives; and upon the request of EndoStim, will execute any additional applications for patents for said inventions, or any part or parts thereof, and for the reissue of any Letters Patents to be granted therefore; and will make all rightful oaths and do all lawful acts requisite for procuring the same or for aiding therein, without further compensation, but at the expense of EndoStim, its successors, assigns, or other legal representatives.

2.3 Assignment Fee. As consideration for the assignment of the GERD Stimulation Patent Family, EndoStim shall pay the Inventors Sixty-Thousand-Five-Hundred Dollars ($60,500) within one-hundred-twenty (120) days of the Effective Date. This Assignment Fee shall be made in the form of two deferred checks signed for April 15, 2010, one in the amount of $30,250 payable to Dr. Soffer and a second in the amount of $30,250 payable to Dr. Conklin, both deferred checks to be delivered to the Inventors within ten (10) days of execution of this Agreement.

2.4 First Contingent Assignment Fee. In addition to the Assignment Fee set forth in Section 2.3, EndoStim shall pay the inventors Fifty-Five-Thousand Dollars ($55,000) within sixty (60) days (but no earlier than April 15, 2010) of the Inventors providing EndoStim with documents confirming to EndoStim’s reasonable satisfaction that neither MetaCure (USA), Inc. nor MetaCure Ltd. (collectively “MetaCure”), has any rights in the GERD Stimulation Patent Family, whichever comes later. Examples of documents that should be considered reasonably satisfactory to EndoStim include: (i) a written release from MetaCure; and/or (ii) documents (including all correspondence between Cedars-Sinai Medical Center and Metacure related to this issue) demonstrating that Metacure declined to exercise its right, if any, to negotiate and take a license to the GERD Stimulation Patent Family pursuant to the Master Pre-Clinical Study Agreement dated as of July 5, 2005 by and between Cedars-Sinai Medical Center and Metacure. In the event that the Inventors have not provided EndoStim with documents confirming to EndoStim’s reasonable satisfaction that MetaCure does not have any rights in the GERD Stimulation Patent Family, EndoStim shall: (i) no longer be obligated to pay the first contingent assignment fee set forth in this Section 2.4; and (ii) at the Inventors’ election, either retain its rights in the GERD Stimulation Patent Family (subject to Section 2.5 below) or reassign its rights in the GERD Stimulation Patent Family back to the inventors within ten (10) days of EndoStim receiving Sixty-Thousand-Five-Hundred Dollars ($60,500) from the Inventors (which was paid to the Inventors pursuant to Section 2.3).

2.5 Second Contingent Assignment Fee. In addition to the Assignment Fee set forth in Section 2.3 and the First Contingent Assignment Fee set forth in Section 2.4, EndoStim shall pay the inventors One-Hundred-Fifty-Thousand Dollars ($150,000), contingent upon the following three items:

(a) a first-in-human clinical study performed overseas using the techniques described in the GERD Stimulation Patent Family results in favorable clinical results; and

(b) the favorable results from the clinical study are the direct result of delivering an electrical signal to the lower esophageal sphincter or a region proximate thereto to stimulate the lower esophageal sphincter, in which the electrical signal is characterized as in original claims 7-12, 19-24, 29-30, 32-35 and/or 38-40 of pending U.S. Patent Application No. 12/300,614 (as shown in U.S. Patent Application Publication No. US2009/0132001); and

(c) EndoStim closes its “B Round” funding.

EndoStim shall pay the second contingent assignment fee within ten (10) days of the satisfaction of all items in Sections 2.5(a) — (c).

In addition to the requirements set forth above, the amount of the contingent assignment fee shall be renegotiated by the parties in the event EndoStim provides the Inventors with prior art references, other than previously identified U.S. Patent Nos. 6,097,984 to Douglas and 6,901,295 to Sharma, which reasonably demonstrate that the claims identified in Section 2.5(b) above will not be allowed.

2.6 Cooperation. EndoStim shall have the sole responsibility for prosecuting and maintaining the GERD Stimulation Patent Family with patent counsel of its choosing. The Inventors shall cooperate with EndoStim and its counsel in connection with such prosecution, for example, by providing all pertinent information and data with respect thereto, assisting in reviewing and responding to any actions issued by any patent office, and executing applications, specifications, declarations, oaths, assignments and all similar instruments which EndoStim shall deem necessary. The Inventors further agree that their obligation to execute or cause to be executed any such instrument or papers shall continue after the termination of this Agreement. If EndoStim is unable for any reason to secure the Inventors’ signature to apply for or to pursue any application for any United States or foreign patents assigned hereunder to EndoStim, then each Inventor hereby irrevocably designates and appoints EndoStim and its duly authorized officers and agents as such Inventor’s agent and attorney-in-fact, to act for and in his/her name, place and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent thereon with the same legal force and effect as if executed by such Inventor. Any action required of the Inventors under this Section shall be at the expense of EndoStim.

3.	Warranties and Limitations

3.1 The Inventors represent and warrant that collectively they are the owner of all rights, title, and interest in GERD Stimulation Patent Family, and that the Inventors have full authority to convey the rights in the GERD Stimulation Patent Family pursuant to this Agreement and the attached Assignment. The Inventors do not warrant the validity of the GERD Stimulation Patent Family and make no representations whatsoever with regard to the scope of the GERD Stimulation Patent Family or that the GERD Stimulation Patent Family may be exploited by EndoStim without infringing other patents or the intellectual property rights of third parties.

3.2 The Inventors represent and warrant that any and all grants of rights to the GERD Stimulation Patent Family, or promises to perform such grants in the future, made pursuant to this Agreement do not, and will not, violate any agreements that the Inventors may have with existing or future employers (including without limitation, Cedars-Sinai Medical Center), or with other parties with whom the Inventors may have a contracted obligation to assign intellectual property rights.

3.3 EndoStim acknowledges that, pursuant to an Assignment and Non-Exclusive License Agreement dated December 14, 2007 between the Inventors and Cedars-Sinai Health System, a d/b/a/ of Cedars-Sinai Medical Center (“Cedars-Sinai”), the Inventors granted Cedars-Sinai a royalty-free, fully paid-up, worldwide and perpetual non-exclusive license under the GERD Stimulation Patent Family for Cedars-Sinai’s research, teaching, educational, and clinical purposes. The Inventors represent, warrant and agree that they shall fully and completely comply with all obligations under such agreements with Cedars-Sinai.

3.4 The Inventors shall jointly and severally indemnify, defend, and hold harmless EndoStim and it directors, officers, agents, shareholders attorneys, successors and assigns (“Assignee Indemnities”) against any liability, damage, loss, or expenses (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the Assignee Indemnities or any one of them with respect to any judgments in a court of law or by an arbitrator (it being understood that EndoStim shall have no obligation to pursue any appeal or additional remedy unless EndoStim, in its sole discretion, makes a determination to pursue such appeal or additional remedy) arising out any fraud, misrepresentation, or breach of this Agreement by the Inventors (including without limitation any representation or warranty made by the Inventors pursuant to this Agreement); provided, however, that the maximum amount of such indemnification shall not exceed the amount of the payments from EndoStim to the Inventors actually paid hereunder.

3.5 EndoStim shall indemnify, defend, and hold harmless the Inventors (“Inventor Indemnities”), against any liability, damage, loss, or expenses (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the Inventor Indemnities or any one of them about any claims, suits, actions, demands, or judgments arising out of any product, process, method or service made, used, or sold by EndoStim, its directors, employees, contractors, subcontractors or agents or by third parties pursuant to any right or license granted under this Agreement. The rights and obligations of this section shall survive termination or expiration of this Agreement.

3.6 The Inventors expressly disclaim any and all implied or express warranties and make no express or implied warranties of merchantability or fitness for any particular purpose of the rights conveyed by this agreement.

4.	Miscellaneous

4.1 This Agreement shall be interpreted in accordance with and governed by the laws of the State of Missouri, without regard to the conflicts of law provisions thereof. The parties hereto irrevocably agree that any legal action or proceeding with respect to this Agreement shall only be brought in the federal or state courts in Missouri encompassing St. Louis County, Missouri, and each party hereby irrevocably submits with regard to such action or proceeding to the exclusive jurisdiction of the aforesaid courts.

4.2 Any notices required to be given or which shall be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered or mailed, certified or registered mail, postage prepaid, as follows:

Inventors:	Edy E. Soffer #### ##### ##### ###########, ########## #####

Jeffrey Conklin ### ############## ###########, ########## #####

With a copy to: Miles Yamanaka Berliner & Associates ### #### ##### ###### ###########, ########## #####

EndoStim:	EndoStim, Inc. Center for Emerging Technologies #### ###### #### ###, ##### ### #########, ######## #####

With a copy to: Daniel A. Crowe Bryan Cave LLP ### ############ ###### ### ###########, #### #### #########, ######## #####

4.3 Should a court of competent jurisdiction later consider any provision of this Agreement to be invalid, illegal, or unenforceable, it will be considered severed from this Agreement. All other provisions, rights, and obligations continue without regard to the severed provision, provided that the remaining provisions of this Agreement are the intention of the parties.

4.4 No party is liable for failure to fulfill its obligations if the failure is due to a natural calamity, act of government, or similar cause beyond the control of the party.

Stimulation Family; and upon the request of EndoStim, will execute any additional applications for patents for the inventions, or any part or parts thereof, and for the reissue of any patents within the GERD Patent Stimulation Family; and will make all rightful oaths and do all lawful acts requisite for procuring the same or for aiding therein, without further compensation, but at the expense of EndoStim, its successors, assigns, or other legal representatives

IN WITNESS WHEREOF, the undersigned have hereunto set their hands having fully read the above and fully understanding the contents and/or provisions thereof.

ASSIGNORS:

/s/ Edy E. Soffer
EDY E. SOFFER, M.D.

/s/ Jeffrey Conklin
JEFFREY CONKLIN, M.D.

EXHIBIT A

ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (the “Agreement”), effective as of December 15, 2009, is hereby entered into by and between Edy E. Soffer, an individual residing at #### ###### ######, ###########, ########## ##### (“Dr. Soffer”) and Jeffrey Conklin, an individual residing at ### ############## ###########, ## ##### (“Dr. Conklin”) (Drs. Soffer and Dr. Conklin collectively referred to as “Assignors”) and EndoStim, Inc., a Delaware corporation (“EndoStim”).

WHEREAS, Assignors and EndoStim entered into a certain Patent Assignment Agreement, in which Assignors conveyed to EndoStim the entire right, title and interest in and to U.S. Patent Application No. 12/300,614, entitled “Use of electrical stimulation of the lower esophageal sphincter to modulate lower esophageal sphincter pressure,” which was filed on November 12, 2008; (b) Patent Cooperation Treaty Application No. PCT/US07/68907; (c) any and all continuations, divisions, and continuations-in-part of such patent applications, whether related to such patent applications directly or through one or more intervening applications; (d) any and all foreign applications for patent or utility model claiming priority in whole or in part from any of such patent applications; (e) any and all patents and utility models issuing on or registered from any of the applications identified above, together with any and all reexaminations, reissues, additions, extensions or renewals thereof (collectively, “the GERD Patent Stimulation Family”).

WHEREAS, the Patent Assignment Agreement contains certain confidential terms and provisions; and

WHEREAS, Assignors and EndoStim wish to enter into this Agreement for the sole purpose of confirming and memorializing the terms of the Patent Assignment Agreement that are not confidential and making said terms of record in the U.S. Patent & Trademark Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignors hereby sell, assign, transfer, and set over unto EndoStim all of their right, title, and interest in, to and under the GERD Patent Stimulation Family and all inventions described and/or claimed therein, in and for the United States of America and all foreign countries, including all treaty and convention rights, and the right to sue for present, past, and future infringement, enforce any rights and file any causes of action related thereto (either in law or equity), and to all income, royalties, fees, damages, and payments now or hereafter due or payable in respect thereto, the same to be held and enjoyed by EndoStim, its successors and assigns, to the full extent permissible under any applicable laws, as fully and entirely as the same would have been held and enjoyed by the undersigned if this assignment had not been made.

And by this covenant the Assignors agree to execute or procure any further necessary assurance of his title to the GERD Patent Stimulation Family; and at any time, upon the request and at the expense of EndoStim, or its successors or assigns, will execute and deliver any and all papers that may be necessary or desirable to perfect EndoStim’s rights in the GERD Patent

4.5 This Agreement constitutes the entire understanding between the parties and no party is obligated by any condition or representation other than those expressly stated or as may be subsequently agreed to by the parties in writing.

4.6 The failure of any party to assert a right under this Agreement, or to insist upon compliance with any term or condition of this Agreement, does not constitute a waiver of that right, or excuse a similar subsequent failure to perform any term or condition by the other parties.

4.7 This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their heirs, administrators, successors and assigns.

4.8 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

4.9 In the event of the death of Jeffrey Conklin or Edy E. Soffer, the deceased inventor’s payments under this Agreement shall be made to the Conklin Family Trust or the heirs of Edy E. Soffer specified in the Edy E. Soffer’s will, respectfully.

By signing below, the Inventors and EndoStim hereby agree to this Agreement as of the Effective Date.

INVESTORS:		ENDOSTIM:

ENDOSTIM, INC., a Delaware corporation

/s/ Edy E. Soffer
EDY E. SOFFER, M.D.

/s/ Jeffery Conklin
JEFFREY CONKLIN, M.D.

	By:	/s/ Michael Lightfoot
Michael Lightfoot, Director of Operations